SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

January 17, 2003

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of October 1, 2002, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2002-23XS)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-92140	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 7th Avenue, 7th Floor New York, New York (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                                       None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

The Registrant registered issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates Series 2002-23XS on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-92140) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $537,131,000 aggregate principal amount of Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class A-IO, Class M1 and Class M2 Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2002-23XS on October 30, 2002.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”) and an Amendment No. 1 (the “Amendment No. 1”) attached hereto as Exhibit 4.1, dated and effective as of October 1, 2002, among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as Master Servicer, Wells Fargo Bank Minnesota, National Association, as Securities Administrator and Bank One, National Association, as Trustee.  The Trust Agreement was previously filed on a Current Report on Form 8-K on November 14, 2002.  The “Certificates” consist of the following classes: Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class A-IO, Class M1, Class M2, Class E, Class P, Class X and Class R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of a pool of certain conventional, first lien, fixed rate, fully amortizing and balloon, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of $538,478,125 as of October 1, 2002, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1

Amendment No. 1 to the Trust Agreement, dated and effective as of October 1, 2002, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, Wells Fargo Bank Minnesota, National Association, as Securities Administrator and Bank One, National Association, as Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

      CORPORATION

By: /s/ Ellen V. Kiernan

       Name: Ellen V. Kiernan

       Title:   Senior Vice President

Dated: January 17, 2003

EXHIBIT INDEX

Exhibit No.

Description

Page No.

4.1

Amendment No. 1 to the Trust Agreement, dated and effective as of October 1, 2002, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, Wells Fargo Bank Minnesota, National Association, as Securities Administrator and Bank One, National Association, as Trustee.